Exhibit 10.2


       AMENDMENT NO. 1 TO STOCK REGISTRATION AND OPTION AGREEMENT
       ----------------------------------------------------------

     THIS AMENDMENT NO. 1 TO STOCK REGISTRATION AND OPTION AGREEMENT ("Amendment No. 1") is made and entered into as of the 1st day of December, 1997, by and among XLCONNECT SOLUTIONS, INC., a Pennsylvania corporation (the "Company"), INTELLIGENT ELECTRONICS, INC., a Pennsylvania corporation ("IE") and XL SOURCE, INC. (formerly known as The Future Now of Arkansas, Inc.), an Arkansas corporation ("XLS" and together with IE, the "Holder").


                             BACKGROUND
                             ----------

     The Company and the Holder are each parties to a Stock Registration and Option Agreement, dated as of May 31, 1996 (the "Original Agreement"). Capitalized terms used in this Amendment No. 1 and not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to them in the Original Agreement. The Original Agreement, inter alia, granted to the Holder certain rights relating to the purchase of shares of the Company's Common Stock.

     Pursuant to the terms of Section 6.1(a) of a Common Stock Purchase Warrant (the "Warrant"), dated February 28, 1997, issued by the Company to Microsoft Corporation, a Washington corporation ("Microsoft"), the Company agreed to grant to Microsoft certain "piggyback" registration rights relating to the Warrant Shares (as such term is defined in the Warrant). These registration rights may, under certain circumstances, be inconsistent with the "demand" registration rights granted to the Holder pursuant to the Original Agreement. The Company and the Holder therefore each desire to amend the Original Agreement in order to modify the Holder's demand registration rights in order to reconcile such rights with Microsoft's piggyback rights, all as more particularly described below.

     Pursuant to the terms of Section 8(b)(ii) of the Original Agreement the Holder is deemed automatically to exercise the option upon the exercise of any option or other award granted under the Company Stock Plan. The parties now desire to amend the Original Agreement to provide for a similar deemed automatic exercise upon the exercise of that certain Common Stock Purchase Warrant dated February 28, 1997 and issued by the Company to Microsoft, and to provide for the making by the Holder, upon any deemed automatic exercise, of certain representations and warranties to the Company.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and intending to be legally bound, the parties, subject to the terms and conditions set forth herein, agree as follows:


                              ARTICLE I

                  AMENDMENTS TO ORIGINAL AGREEMENT
                  --------------------------------

     1.1. Amendment to Section 1(a) of the Original Agreement. Notwithstanding the provisions of Section 1(a) of the Original Agreement, Microsoft shall be entitled to include Warrant Shares in a Demand Registration (upon Microsoft's request thereof in accordance with the terms set forth in Section 6.1(a) of the Warrant) without the written consent of 67% of the shares of Restricted Stock to be included in such registration.

    	1.2. Amendment to Section 1(b) of the Original Agreement. In the event that Microsoft shall elect to include Warrant Shares in a Demand Registration that is in the form of an underwritten offering, and the managing underwriter or underwriters of such offering shall advise that the aggregate amount of Restricted Stock requested to be included in such offering (which for purposes of the second sentence of Section 1(b) of the Original Agreement shall include the number of Warrant Shares requested by Microsoft to be included in the offering) will materially and adversely affect the success of such offering, then notwithstanding the provisions set forth in the second sentence of Section 1(b) of the Original Agreement, the number of shares of Restricted Stock to be included in the offering shall be allocated first pro rata among the Holders, on the one hand, and the holders of the Warrant (or a portion thereof), on the other, in accordance with each such parties' ownership of the Company's Common Stock (assuming full exercise of the Warrant in the case of any holder thereof), and then shall be allocated pro rata among the Holders on the basis of the number of shares of Restricted Stock to be included in such registration.

     1.3.  Amendment to Section 8(b)(ii) of the Original Agreement.
Section 8(b)(ii) of the Original Agreement is hereby amended to read, in its entirety, as follows:

          (ii) notwithstanding anything to the contrary herein contained, in the event that any shares of Common Stock are issued prior to the Distribution upon the exercise of (A) any option or other award granted under the Company's 1996 Long-Term Incentive Plan (a "Company Stock Option"), or (B) the Common Stock Purchase Warrant dated February 28, 1997 and issued to Microsoft Corporation (the "Microsoft Warrant"), the Option shall automatically be deemed to have been exercised in respect of a number of shares of Common Stock equal to 4 times the number of shares of Common Stock issued upon the exercise of the Company Stock Option or the Microsoft Warrant, as applicable (unless the Holder shall have theretofore notified the Company in writing that the Holder shall have terminated the foregoing automatic exercise feature of the option), and the closing of the purchase and sale of the shares of Common Stock subject to such automatic exercise of the Option (the "Automatic Exercise Shares") shall occur (or shall be deemed to have occurred) concurrently with the issuance of shares of Common Stock pursuant to the Company Stock Option or the Microsoft Warrant, as applicable. An exercise pursuant to this subsection shall be revocable by the Holder within five business days after exercise. In the event that it shall have been impractical to effect the deliveries contemplated by the second preceding sentence at the time that the closing of the purchase and sale of the Automatic Exercise Shares shall have been deemed to have occurred, such deliveries shall be made as promptly as practicable thereafter; provided, however, that such Automatic Exercise Shares shall nonetheless be deemed to have been issued to the Holder concurrently with the issuance of shares of Common Stock pursuant to the Company Stock Option or the Microsoft Warrant, as applicable, and legal title to funds of the Holder (which shall be held in trust by the Holder for the benefit of the Company pending the delivery thereof to the Company) in an amount equal to the aggregate purchase price for the Automatic Exercise Shares shall be deemed to have concurrently passed to the Company in consideration of such issuance of the Automatic Exercise Shares.

     1.4. Amendment to Section 8(c) of the Original Agreement. A new sentence is added to the end of Section 8(c) of the Original Agreement, which sentence shall read, in its entirety, as follows:

      Upon any exercise of the Option, the Holder shall be deemed to have represented and warranted to the Company that (i) it is purchasing the shares of Common Stock for its own account and for investment purposes, not with the intention of distributing them, (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits of an investment in the Common Stock, (iii) it understands that the shares of Common Stock to be purchased upon exercise of the Option are "restricted securities" within the meaning of the Securities Act, that they cannot be sold or transferred without registration under the Securities Act and applicable state securities laws, or an exemption therefrom and, accordingly, it may have to hold the shares of Common Stock indefinitely, (iv) it can afford the loss of its entire investment in the shares of Common Stock, and (v) it has had an opportunity to review such information and make inquiries of such persons as it determined was necessary or appropriate in order to make an informed decision concerning the purchase of the shares upon exercise of the Option.


                               ARTICLE II

                           General Provisions
                           ------------------

     2.1. Interpretation. When a reference is made in this Amendment No. 1 to a Section, such reference shall be to a Section of this Amendment No. 1 unless otherwise indicated. The headings contained in this Amendment No. 1 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment No. 1.

     2.2. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

     2.3. Entire Agreement; No Third-Party Beneficiaries. This Amendment No. 1 and the Original Agreement collectively constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Amendment No. 1 and are not intended to confer upon any person, other than Microsoft and the parties hereto, any rights or remedies hereunder.

     2.4. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflict of laws of such Commonwealth.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the date first written above.

                                     XLCONNECT SOLUTIONS, INC.


                                      By: /s/ John E. Royer, Jr.
                                         --------------------------------
                                         Title: Vice President


                                      XLSOURCE, INC. (formerly known as
                                      The Future Now of Arkansas, Inc.)


                                      By: /s/ Eugene E. Marinelli, Jr.
                                         --------------------------------
                                         Title: VP

                                      INTELLIGENT ELECTRONICS, INC.


                                      By: /s/ Eugene E. Marinelli, Jr.
                                         --------------------------------
                                         Title: CFO